UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2006
LaCROSSE FOOTWEAR, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-23800 (Commission file number)	39-1446816 (IRS employer identification number)
17634 NE Airport Way, Portland, Oregon 97230
(Address of principal executive offices, including zip code)
(503) 262-0110
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On October 11, 2006, LaCrosse Footwear, Inc. issued a press release entitled “CITY OF CHICAGO AWARDS LACROSSE FOOTWEAR CONTRACT TO SUPPLY NFPA CERTIFIED FIRE BOOTS” related to being awarded a $1.25 million direct contract to produce the Phoenix Bunker Boot for the Chicago Fire Department. The contract is expected to be fulfilled by January 1, 2007. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated October 11, 2006, entitled “CITY OF CHICAGO AWARDS LACROSSE FOOTWEAR CONTRACT TO SUPPLY NFPA CERTIFIED FIRE BOOTS”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: October 11, 2006	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated October 11, 2006, entitled “CITY OF CHICAGO AWARDS LACROSSE FOOTWEAR CONTRACT TO SUPPLY NFPA CERTIFIED FIRE BOOTS”.